Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Contractual obligations, material commitments
Contractual obligations	Total	2016	Thereafter
Operating lease commitments (1) (2)	$ 161	$ 161	-
  The Company extended the lease on its offices in April 2010. The base rent decreased by approximately 6% in November 2011 and will increase by approximately 3% per annum over the term of the new lease, which expires on October 31, 2016.
  The Company sublet approximately 3,000 square feet of unutilized office space in August 2015. The sub-lease will expire on October 31, 2016. The operating lease commitments are net of the sub lease amounts of $97 through 2016.